UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 8, 2010
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                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

        California                1-8966            77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)    Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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   (Address of principal executive offices)          (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 8, 2010, the Executive Compensation Committee of the Board of Directors of SJW Corp. (the "Corporation") approved a special retirement package for Ms. Angela Yip, the Corporation's Executive Vice President of Finance and one of the named executive officers in the Corporation's most recent proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 12, 2010. The principal features of the retirement package are summarized as follows:

  - The package will be conditioned upon Ms. Yip's retirement during the period beginning June 1, 2011 and ending July 31, 2011 and her execution and delivery of a Separation Agreement and Release pursuant to which she will affect a general release of all claims against the Corporation and its subsidiaries and its affiliates. Upon her retirement, Ms. Yip will cease to be an executive officer of the Corporation and the following subsidiaries: San Jose Water Company, SJW Land Company, SJWTX, Inc. and Texas Water Alliance Limited.

  - Ms. Yip will receive an additional years-of-service credit of approximately 2.3 years under the San Jose Water Company
Executive Supplemental Retirement Plan (the "SERP").
A formal amendment to the SERP to authorize such years-of-service credit must be approved by the Corporation's Board of Directors.

  - Ms. Yip will be paid a retirement bonus of $10,000 and a bonus for the 2011 fiscal year equal to 50% of her target bonus for that year. The retirement bonus will be paid to her on the first day of the seventh month following her retirement date, and the bonus for the 2011 fiscal year will be paid to her on that same date or (if later)the date on which the 2011 fiscal year bonuses are paid to the Corporation's executive officers.

  - Ms. Yip will be reimbursed for her COBRA coverage costs for up to a 6-month period following her retirement date, but not more than $16,500 in the aggregate.

Should Ms. Yip's employment terminate prior to her retirement date under circumstances entitling her to severance benefits under the Corporation's Executive Severance Plan, then the benefits under that plan will be paid to her in lieu of her special retirement package summarized above.


Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description of Document
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 10.1      Form of Separation Agreement and Release


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SJW Corp.
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December 10, 2010            /s/ James P. Lynch
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                            James P. Lynch, Chief Financial
                            Officer and Treasurer


Exhibit
Number     Description of Document
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 10.1      Form of Separation Agreement and Release